UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant |X|
         Filed by a Party other than the Registrant |_|

         Check the appropriate box:
         |_| Preliminary Proxy Statement
         |_| Confidential, for Use of the Com-
             mission Only (as permitted by
             Rule 14a-6(e)(2))
         |X| Definitive Proxy Statement
         |_| Definitive Additional Materials
         |_| Soliciting Material Under Rule14a-12

                          BRIDGE STREET FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:

                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         3)       Filing Party:

                  --------------------------------------------------------------
         4)       Date Filed:

                  --------------------------------------------------------------

                                         March 29, 2004


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Bridge Street Financial, Inc., the holding company for Oswego County National Bank, which will be held on April 21, 2004 at 4:00 p.m., Eastern Time, at the EconoLodge, 70 East First Street, Oswego, New York 13126.

         The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Bridge Street Financial and Oswego County National Bank, and you will have an opportunity to ask questions.

         The Board of Directors of Bridge Street Financial has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of Bridge Street Financial and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

         On behalf of the Board of Directors and the employees of Bridge Street Financial and Oswego County National Bank, we thank you for your continued support and look forward to seeing you at the annual meeting.

                                        Sincerely yours,


                                        /s/ Gregory J. Kreis
                                        -------------------------------------
                                        Gregory J. Kreis
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        DATE:   WEDNESDAY, APRIL 21, 2004
                        TIME:   4:00 P.M., EASTERN TIME
                        PLACE:  ECONOLODGE
                                70 EAST FIRST STREET
                                OSWEGO, NEW YORK 13126


         At our 2004 annual meeting, we will ask you to:

         1. Elect the following individuals to serve as directors for a term of office stated next to the individual nominee's name:


                  Nominees                            Term to Expire
                  ---------------------------     -----------------------

                  Bruce P. Frassinelli                     2007

                  Paul J. Heins                            2007

                  Deborah F. Stanley                       2007

         2. Ratify and approve the appointment of KMPG LLP as our independent auditors for the fiscal year ended December 31, 2004.

         You may vote at the annual meeting if you were a shareholder of Bridge Street Financial at the close of business on March 19, 2004, the record date. Stockholders who are unable to be present personally may attend the meeting by proxy. Such stockholders are requested to date, sign, and return the enclosed proxy, which may be revoked at any time before it is voted.

                                        By Order of the Board of Directors,



                                        /s/ Gregory J. Kreis
                                        -------------------------------------
                                        Gregory J. Kreis
                                        President and Chief Executive Officer


Oswego, New York
March 29, 2004


================================================================================
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
================================================================================

                               GENERAL INFORMATION

GENERAL

         Bridge Street Financial, Inc. is a Delaware corporation, incorporated in November 2002 in connection with the conversion of Oswego County MHC to stock form and the conversion of Oswego County Savings Bank to a national bank. Bridge Street Financial is the successor to the bank's former holding company, Oswego County Bancorp, Inc. Bridge Street Financial is registered as a bank holding company and owns all of the capital stock of Oswego County National Bank. As used in this proxy statement, "we", "us" and "our" refer to Bridge Street Financial and/or its subsidiaries, depending on the context. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

         We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about March 29, 2004 to all shareholders entitled to vote. If you owned common stock of Bridge Street Financial at the close of business on March 19, 2004, the record date, you are entitled to vote at the annual meeting. On the record date, there were 2,668,716 shares of common stock outstanding.

QUORUM

         A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

VOTING RIGHTS

         You are entitled to one vote at the annual meeting for each share of the common stock of Bridge Street Financial that you owned as of the close of business on March 19, 2004, the record date. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares "for" each of the proposals identified in the Notice of Annual Meeting.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

VOTE REQUIRED

Proposal 1: Election of
Directors                                   The nominees for director who
                                            receive the most votes will be
                                            elected. So, if you do not vote for
                                            a nominee, or you indicate "withhold
                                            authority" for any nominee on your
                                            proxy card, your vote will not count
                                            "for" or "against" the nominee. You
                                            may not vote your shares
                                            cumulatively for the election of
                                            directors.

Proposal 2: Ratification of
the Appointment of Independent              the Approval of Proposal 2 requires
Auditors                                    the affirmative vote of a majority
                                            of votes cast at the annual meeting.
                                            Abstentions will be counted solely
                                            for the purpose of determining
                                            whether a quorum is present.


EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote:

o PROPOSAL 1: Election of Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o PROPOSAL 2: Ratification of the Appointment of Independent Auditors. A broker non-vote will be counted solely for the purpose of determining whether a quorum is present.

Revoking Your Proxy

          You may revoke your grant of proxy at any time before it is voted by:

          o    filing a written revocation of the proxy with the Secretary;
          o    submitting a signed proxy card bearing a later date; or
          o attending and voting in person at the annual meeting, but you also must file a written revocation with the Secretary of the annual meeting prior to the voting.

         If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Bridge Street Financial.

SOLICITATION OF PROXIES

         The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by Bridge Street Financial. Regular employees of Oswego County National Bank may solicit proxies in person, by mail, or by telephone, but no employee of the bank will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

         If you would like a copy of our Annual Report on Form 10-K and audited financials for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to Mary E. Lilly, Secretary, Bridge Street Financial, Inc., 44 East Bridge Street, Oswego, NY 13126.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF BRIDGE STREET FINANCIAL

         The following table sets forth, as of March 19, 2004, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of March 19, 2004. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Bridge Street Financial pursuant to the Securities Exchange Act of 1934, as amended, and on information presented to management. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after March 19, 2004. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                                                                      AMOUNT AND NATURE OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP      PERCENT
--------------       ------------------------------------             --------------------      -------
Common               Anton V. Schutz                                  207,400(1)                  7.8%
Stock                Mendon Capital Advisors Corporation
$.01 Par Value       1117 Cheese Factory Road
                     Honeyoe Falls, NY  14472

Common               Hot Creek Investors, L.P.                        171,440(2)                  6.4%
Stock                6900 South McCarran Boulevard
$.01 Par Value       Suite 3400
                     Reno, NV 89509

Common               Wellington Management Company, LLP               153,400(3)                  5.7%
Stock                75 State Street
$.01 Par Value       Boston, MA 02109

------------------------
(1) As reported by Mendon Capital Advisors Corporation in its capacity as an investment advisor in a Schedule 13G/A dated December 31, 2003, which reported sole voting power with respect to 207,400 shares and sole investment power with respect to 207,400 shares. Mr. Schutz is the President and sole shareholder of Mendon Capital Advisors Corporation, which is the investment advisor of, and has the right to dispose of and vote the shares owned by various persons, including Burnham Financial Services Fund, a registered investment company that beneficially owns 6.1% of the common stock of Bridge Street Financial.
(2) As reported by Hot Creek Investors, L.P. in a Schedule 13G/A dated January 2, 2004, which reported shared voting and dispositive power with respect to 171,440 shares as of January 2, 2004. Hot Creek Investors, L.P. shares voting and dispositive power with Hot Creek Capital, L.L.C. and David M.W. Harry who each disclaim direct and beneficial ownership of the shares.
(3) As reported by Wellington Management Company, LLP in a Schedule 13G dated February 12, 2004. As financial advisor, Wellington Management Company, LLP has shared voting and dispositve power over the shares held for its clients.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the shares of common stock beneficially owned by each director and nominee for director of Bridge Street Financial, by each named executive officer of Bridge Street Financial identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of Bridge Street Financial or Oswego County National Bank as a group as of March 19, 2004. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

         Name of Beneficial                                      Number of Shares
               Owner(1)                                              Owned (2)          Percent of Class(3)
               --------                                              ---------          -------------------
Gregory J. Kreis,
     President and Chief Executive Officer............               117,835(4)                4.4%
Bruce P. Frassinelli, Director........................                 8,733(5)                  *
Paul J. Heins, Director...............................                23,301(6)                  *
Richard McKean, Director..............................                 4,959(7)                  *
Paul W. Schneible, Director...........................                32,458(8)                1.2%
Lowell A. Seifter, Director...........................                 8,269(9)                  *
Deborah F. Stanley,
     Chair of the Board and Director..................                15,625(10)                 *
Eugene R. Sunderhaft, Senior Vice President and
     Treasurer........................................                 7,997(11)                 *
All directors and executive officers
     as a group (11 persons)..........................               295,793(12)              10.6%
---------------------

 * Less than 1.00% of common stock outstanding.
(1) The mailing address for each person listed is 44 East Bridge Street, Oswego, New York 13126.
(2) A director or executive officer owning Company common stock in the Bank's 401(k) plan has sole voting power and sole power to sell ("investment power") with respect to such stock. An executive officer owning stock held by the Employee Stock Ownership Plan ("ESOP") has sole voting power with respect to such stock but does not have the investment power with respect to such stock. A director or executive officer who has been awarded a restricted stock award under the Restricted Stock Plan has sole voting power, but no investment power except in limited circumstances, over the common stock covered by the award.
(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,668,716 shares of common stock, the total number of shares of common stock outstanding as of March 19, 2004, plus shares of common stock which such person or group has the right to acquire within 60 days after March 19, 2004, by the exercise of stock options.
(4) Includes 64,163 shares in the 401(k) plan, 4,852 shares have been allocated under the ESOP, 24,592 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan and 16,951 unvested shares under the Restricted Stock Plan and 7,378 vested shares under the Restricted Stock Plan.
(5) Includes 1,080 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan and 3,653 unvested shares under the Restricted Stock Plan.
(6) Includes 1,054 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan, 3,653 unvested shares under the Restricted Stock Plan and 11,233 shares held in the name of Mr. Heins' spouse.
(7) Includes 1,054 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan and 3,653 unvested shares under the Restricted Stock Plan.
(8) Includes 3,653 unvested shares under the Restricted Stock Plan and 3,000 shares held indirectly by Lighthouse Capital Advisors, LLC of which Mr. Schneible is Principal Member and Chief Executive Officer.
(9) Includes 1,054 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan and 3,647 unvested shares under the Restricted Stock Plan.
(10) Includes 3,133 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan, 3,653 unvested shares under the Restricted Stock Plan and 3,000 shares owned jointly with her spouse.
(11) Includes 678 shares in the 401(k) plan, 1,329 shares allocated under the ESOP, 4,617 shares exercisable within 60 days after March 19, 2004 under the Stock Option Plan and 450 unvested shares under the Restricted Stock Plan.
(12) The amount of shares for all directors and executive officers as a group includes 52,762 shares held by the ESOP Trust that have not been allocated to eligible participants as of March 19, 2004, over which Messrs. Kreis and Sunderhaft, as trustees, may be deemed to have sole "investment power," thereby causing each to be deemed a beneficial owner. Messrs. Kreis and Sunderhaft disclaim beneficial ownership of these shares. The individual participants in the ESOP have shared voting power with the ESOP trustees with respect to the unallocated shares held in the ESOP Trust. It also includes any shares exercisable within 60 days after March 19, 2004.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

       -----------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
       -----------------------------------------------------------------

General


         Nominees                                   Term to Expire
         --------                                   --------------

         Bruce P. Frassinelli                            2007

         Paul J. Heins                                   2007

         Deborah F. Stanley                              2007

         Each nominee currently serves on Bridge Street Financial's Board of Directors. If you elect the nominees listed above, they will hold office until the annual meeting in 2007 or until their successors have been elected and qualified.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

================================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
================================================================================

NOMINEES AND CONTINUING DIRECTORS

                                           TERM                   POSITION(S) HELD WITH                 DIRECTOR
          NOMINEES              AGE(1)    EXPIRES                BRIDGE STREET FINANCIAL                SINCE(2)
          --------              ------    -------                -----------------------                --------

Bruce P. Frassinelli              64         2004                        Director                          1995

Paul J. Heins                     64         2004                 Vice-Chair of the Board                  1989

Deborah F. Stanley                54         2004                   Chair of the Board                     2000




                                            TERM                  POSITION(S) HELD WITH                  DIRECTOR
    CONTINUING DIRECTORS        AGE(1)     EXPIRES                BRIDGE STREET FINANCIAL                SINCE(2)
    --------------------        ------     -------                -----------------------                --------
Richard McKean                    61         2005                        Director                          2003

Lowell A. Seifter                 51         2005                        Director                          2002

Gregory J. Kreis                  57         2006               President and CEO, Director                1997

Paul W. Schneible                 55         2006                        Director                          1996

(1)  At December 31, 2003.
(2) Includes terms served on the Board of Directors of Oswego County Savings Bank and Oswego County Bancorp. All members of the current Board of Directors of Bridge Street Financial except Mr. McKean have served as directors since Bridge Street Financial's inception in November 2002.

BIOGRAPHICAL INFORMATION

         The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held the position described for the last five years.

NOMINEES

         BRUCE P. FRASSINELLI. Mr. Frassinelli retired as of January 1, 1999 as the publisher and editor of the Palladium Times Newspaper, Oswego, New York. Mr. Frassinelli is currently an adjunct instructor in the Communication Studies and Journalism Departments at Oswego State University.

         PAUL J. HEINS. Mr. Heins is the owner of Paul's Big M Grocery Store, Oswego, New York.

         DEBORAH F. STANLEY. Mrs. Stanley is the President of the State University of New York at Oswego.

CONTINUING DIRECTORS

         GREGORY J. KREIS. Mr. Kreis has served as president and chief executive officer of Oswego County Savings Bank since January 1997. Since the conversion, Mr. Kreis has held the same positions with Bridge Street Financial. Previously, Mr. Kreis served as president and chief executive officer of Factory Point National Bank, Manchester, Vermont.

         RICHARD MCKEAN. Mr. McKean is President and Chief Financial Officer of Eastern Shore Insurance Associates, a property casualty insurance agency/brokerage firm headquartered in Fulton, New York.

         LOWELL A. SEIFTER. Mr. Seifter is an attorney and a certified public accountant. Mr. Seifter is a principal in Green & Seifter Attorneys, PLLC in Syracuse, New York, for which he also serves as a member of the executive committee.

         PAUL W. SCHNEIBLE. Mr. Schneible is a certified public accountant and the owner of Paul W. Schneible, CPA, Auditors, Accountants and Consultants, Oswego, New York.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The executive officers of Bridge Street Financial and Oswego County National Bank are, in addition to Mr. Kreis:

         MARY E. LILLY. Ms. Lilly has been Senior Vice President, Sales Support since April 2001. Most recently she has served in loan operations and prior to that as security and compliance officer. She has worked in most areas of Oswego County Savings Bank since April 1974.

         JUDITH S. PERCY. Ms. Percy was promoted to Senior Vice President in December 1998. She is responsible for management information systems as well as facilities management. Previously, she served as vice president of operations and has held a variety of positions at Oswego County Savings Bank since June 1979.

         EUGENE R. SUNDERHAFT. Mr. Sunderhaft was appointed as Senior Vice President and Treasurer in November 2000 when he joined Oswego County Bancorp. Previously, he served as Chief Financial Officer, Secretary and Treasurer at The Pietrafesa Corporation and prior to that as Chief Financial Officer of The Penn Traffic Company.

         RONALD TASCARELLA. Mr. Tascarella was promoted to Senior Vice President, Commercial Sales in April 2000. He has worked at several banks in Central New York in the commercial lending area since 1979. Most recently he had worked at Skaneateles Savings Bank and The Savings Bank of Utica.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Bridge Street Financial's Board of Directors currently consists of seven (7) members. The Board of Directors of Bridge Street Financial also acts as the Board of Directors of Oswego County National Bank. Our directors fulfill their duties and responsibilities by attending regular meetings of the board which are held on a monthly basis. Our directors also discuss business and other matters with key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         Bridge Street Financial held 12 regular meetings and one special meeting during fiscal 2003. In addition, the Board of Directors of Oswego County National Bank held 12 regular meetings and one special meeting during fiscal 2003. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served.

COMMITTEES OF THE BOARD

The Board of Directors of Bridge Street Financial has established the following standing committees:

AUDIT COMMITTEE                 The Audit Committee oversees and monitors our
                                financial reporting process and internal control system, reviews and evaluates the audit performed by our outside auditors and reports any substantive issues found during the audit to the Board. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent auditors. The Audit Committee also reviews and approves all transactions with affiliated parties. The board of directors has adopted a written charter for the Audit Committee. All members of the Audit Committee are independent directors as defined under The Nasdaq Stock
                                Market listing standards. The Audit Committee consists of three of the outside directors of Bridge Street Financial: Directors Heins, McKean and Schneible (Chair). We believe that Mr.
                                Schneible qualifies as an Audit Committee
                                Financial Expert as the term is defined by SEC regulations, and our Board of Directors has designated him as such. The Audit Committee of Bridge Street Financial met six times during the 2003 fiscal year.

Personnel and Compensation      The Personnel and Compensation Committee
Committee                       provides advice and recommendation to the Board
                                of Directors in the areas of employee salaries and benefit programs. The Committee also reviews the compensation of the President and Chief
                                Executive Officer of Oswego County National Bank and makes recommendations in that regard to the Board as a whole. The Personnel and Compensation
                                Committee consists of Directors Frassinelli
                                (Chair), Seifter, and Stanley. All members of the Personnel and Compensation Committee are independent directors as defined under The
                                Nasdaq Stock Market listing standards. The
                                Personnel and Compensation Committee of Bridge
                                Street Financial met eight times during the 2003 fiscal year.

Nominating and                  The Nominating and Corporate Governance
Corporate                       Committee meets to recommend the nomination of
Governance                      to fill the terms for the upcoming year or to
Committee                       fill vacancies during a term. The Nominating and
                                Corporate Governance Committee will consider recommendations from stockholders if submitted in a timely manner in accordance with the procedures established in the Bylaws and will apply the same criteria to all persons being considered. Directors Seifter (Chair), McKean,
                                Schneible and Kreis served on the Committee in 2003. Mr. Kreis will not serve on the Committee in the future. All members of the Nominating and Corporate Governance Committee are independent directors as defined under The Nasdaq Stock
                                Market listing standards. The Nominating and Corporate Governance Committee met two times during the 2003 fiscal year.

                                In accordance with our by-laws, nominations of individuals for election to the Board at an annual meeting of stockholders may be made by any stockholder of record of Bridge Street Financial entitled to vote for the election of directors at such meeting who provides timely notice in writing to the Secretary. With respect to an election of directors to be held at an annual meeting of stockholders, to be timely, a stockholder's notice must be delivered to or received by the Secretary not later than sixty
                                (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety
                                (90) days in advance of the meeting if the meeting is to be held on or after the anniversary of the previous year's annual meeting. With respect to an election to be held at an annual meeting of stockholders held at another time, or at a special meeting of stockholders for the election of directors, a stockholder's notice must be received by the Secretary by the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. The stockholder's notice to the Secretary must set forth certain information regarding the proposed nominee and the stockholder making such nomination. If a nomination is not properly brought before the meeting in accordance with Bridge Street Financial's by-laws, the Chair of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about Bridge Street Financial's director nomination requirements, please see Bridge Street Financial's by-laws.

                                It is the policy of the Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Shareholder nominees are analyzed by the Committee in the same manner as nominees that are identified by the Committee. The Company does not pay a fee to any third party to identify or evaluate nominees.

                                Bruce P. Frassinelli, Paul J. Heins and Deborah
                                F. Stanley were each nominated by the
                                non-management, independent directors that comprise the Nominating and Corporate Governance Committee. Mr. Kreis also served on the Committee. As of December 31, 2003, the Nominating and Corporate Governance Committee had not received any shareholder recommendations for nominees in connection with the 2004 Annual Meeting.

LOAN COMMITTEE                  The Loan Committee meets as needed to review and
                                approve loan applications over a specified limit for Oswego County National Bank. The Loan
                                Committee has three members, consisting of Mr.
                                Kreis and two directors who rotate monthly. The
                                Loan Committee for Oswego County National Bank met 19 times during fiscal 2003.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

         Shareholders may contact Bridge Street Financial's Board of Directors by contacting Mary E. Lilly, Secretary, Bridge Street Financial, Inc., 44 East Bridge Street, Oswego, NY 13126. All comments will be forwarded directly to the Board of Directors.

         It is the policy of Bridge Street Financial that all directors and nominees should attend the Annual Meeting. At the 2003 Annual Meeting, all members of the Board of Directors were in attendance.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

         During the 2003 fiscal year, the Audit Committee met six times; in addition, the Audit Committee of Oswego County National Bank, which serves the same function and has the identical make-up, held six meetings to discuss matters consistent with its duties. The Audit Committee's membership was comprised of Directors Heins, McKean and Schneible with Mr. Schneible serving as Chair.

         Each member of Bridge Street Financial's Audit Committee is independent as defined under the Nasdaq listing standards. We believe that Mr. Schneible qualifies as an Audit Committee Financial Expert, as that term is defined by SEC regulations, and our Board of Directors has designated him as such.

         Bridge Street Financial's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor Bridge Street Financial's financial reporting process and internal control systems; (2) select and monitor the independent auditor; (3) pre-approve all audit and permissible non-audit services performed by external auditors; (4) review and appraise the audit efforts of Bridge Street Financial's independent auditors and internal audit providers; (5) oversee management's establishment and enforcement of financial policies; (6) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit provider, and the Board; and (7) establish procedures for the receipt, retention and treatment of complaints or concerns, including confidential employee submissions, about accounting, internal accounting controls or auditing matters.

         Bridge Street Financial's Audit Committee has reviewed and discussed the audited financial statements of Bridge Street Financial for the fiscal year ended December 31, 2003 with management and KPMG LLP, Bridge Street Financial's independent auditors. Bridge Street Financial's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with KPMG LLP.

         Bridge Street Financial's Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of KPMG LLP and considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the auditor's independence.

         Based on the review and discussions noted above, Bridge Street Financial's Audit Committee recommended to the Board Bridge Street Financial's audited financial statements be included in Bridge Street Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires.

                                          BRIDGE STREET FINANCIAL, INC.
                                          AUDIT COMMITTEE
                                          Paul W. Schneible, Chair
                                          Paul J. Heins
                                          Richard McKean

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         During the fiscal year ended December 31, 2003, Bridge Street Financial retained and paid KPMG LLP to provide audit and other services. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the years ended December 31, 2003 and 2002 and fees billed for other services during those periods by our independent auditors.

                                                    2003               2002
                                                   ------             ------
      Audit fees (1)......................         77,800             67,500
      Audit related-fees (2)..............              -             85,900
      Tax fees (3)........................         21,452             43,658
      All other fees (4)..................              -             28,500
                                                   ------            -------
          Total...........................         99,562            225,558
                                                   ======            =======
----------------------------

(1) Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted of the following: for 2002, $82,400 related to a secondary stock offering and $3,500 for a collateral maintenance audit at the Federal Home Loan Bank.

(3) Tax fees consisted of assistance with matters related to tax compliance and consulting.

(4)  All other fees consisted of branch design work at our Liverpool office.

PREAPPROVAL POLICIES AND PROCEDURES

         PREAPPROVAL OF SERVICES: The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services described below which, if not pre-approved, are approved by the Committee prior to completion of the audit.

         EXCEPTION: The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

         (i) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the services are provided;

         (ii) Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

         (iii) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

         DELEGATION. The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

         During 2003, the Audit Committee pre-approved 100% of the services performed by KPMG LLP for Bridge Street Financial.


DIRECTOR COMPENSATION

         MEETING FEES. The Chairman of the Board receives $1,150 per board meeting while the other non-employee directors receive $950 per meeting. A quarterly retainer of $1,500 is also paid to each non-employee director. The outside directors also receive $450 per committee meeting and the Chairs of the Audit Committee and the Personnel and Compensation Committee receive an additional $100 per meeting. Directors receive a fee only for the board and committee meetings that they attend. The aggregate amount of fees paid to such directors for the year ended December 31, 2003 was approximately $157,250.

         DIRECTORS' DEFERRED COMPENSATION PLAN. Oswego County National Bank maintains a nonqualified deferred compensation plan for directors who may elect to defer all or part of their directors' fees to fund the plan. The plan provides that deferred fees are to be invested in mutual funds, as selected by the individual directors. At December 31, 2003, the value of the amounts credited to this plan aggregated approximately $604,280.

         DIRECTORS' RETIREMENT PLAN. Each director participates in Oswego County National Bank's Directors' Retirement Plan. Under this plan, upon reaching the benefit eligibility date, defined individually for each director, a director becomes entitled to 120 monthly payments, each equal to the projected value of 75% of the highest three-year average of projected monthly fees at retirement. A director fully vests in the plan after 10 years of continued service with Oswego County National Bank, commencing March 14, 2001, or upon a change in control of Oswego County National Bank.

EXECUTIVE OFFICER COMPENSATION

PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE PERSONNEL AND COMPENSATION COMMITTEE CONSISTS OF DIRECTORS FRASSINELLI, HEINS, SCHNEIBLE, AND STANLEY WITH DIRECTOR FRASSINELLI SERVING AS CHAIR. NONE OF THE MEMBERS OF THE PERSONNEL AND COMPENSATION COMMITTEE WERE OFFICERS OR EMPLOYEES OF BRIDGE STREET FINANCIAL, OSWEGO COUNTY BANCORP, OR THEIR AFFILIATES DURING 2003 OR IN PRIOR YEARS.

         THE FOLLOWING REPORT OF BRIDGE STREET FINANCIAL'S PERSONNEL AND COMPENSATION COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT OF 1934, AS AMENDED.

PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         On January 3, 2003, Bridge Street Financial, Inc. became the holding company for Oswego County Savings Bank upon completion of a corporate reorganization of Oswego County MHC, Oswego County Bancorp and Oswego County Savings Bank and related initial stock offering by Bridge Street Financial. On January 15, 2003, Bridge Street Financial became the holding company for Oswego County National Bank upon Oswego County Saving Bank's conversion to a national bank.

         The Personnel and Compensation Committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs. Compensation of the President and Chief Executive Officer and other executive officers of Oswego County National Bank for the fiscal year ended 2003 was paid by Oswego County National Bank and determined by its Board of Directors.

         The committee reviews the compensation and benefits programs for all executive officers on an annual basis.

         The committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of Bridge Street Financial's stockholders, and competitiveness with the external marketplace. To this end, the committee reviewed the compensation practices of a peer group of companies with similar size and business mix to that of Oswego County National Bank in order to develop recommendations for Oswego County National Bank's executive officers.

         Oswego County National Bank's compensation program for executive officers consists of: base salary, annual bonuses and long-term incentive awards. These elements are intended to provide an overall compensation package that is commensurate with Oswego County National Bank's financial resources, that is appropriate to assure the retention of experienced management personnel, and that aligns their financial interests with those of Bridge Street Financial's shareholders.

BASE SALARIES

         Salary levels recommended by the committee are intended to be competitive with salary levels of the companies in Oswego County National Bank's peer group, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of Oswego County National Bank.

CHIEF EXECUTIVE OFFICER

         The Compensation Committee recognizes the significant additional efforts required of the President and Chief Executive Officer in bringing about Bridge Street Financial's initial public offering, the conversion of Oswego County National Bank, and in running a publicly traded company.

         Based on the foregoing criteria discussed above, for fiscal year ended December 31, 2003, Mr. Kreis' base salary was $185,000 and he was awarded a bonus of $10,000 payable in January of 2004.

                                  BRIDGE STREET FINANCIAL, INC.
                                  PERSONNEL AND COMPENSATION COMMITTEE
                                  Bruce P. Frassinelli, Chair
                                  Lowell A. Seifter
                                  Deborah F. Stanley



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         None of the executive officers of Bridge Street Financial served as a member of another entity's Board of Directors or as a member of the Compensation Committee (or other board committee performing equivalent functions) during 2003, which entity had an executive officer serving on the Board of Directors or as a member of the Personnel and Compensation Committee of Bridge Street Financial. There are no interlocking relationships between Bridge Street Financial and other entities that might affect the determination of the compensation of our executive officers.

PERFORMANCE GRAPH

         The following graph compares Bridge Street Financial's total cumulative shareholder return by an investor who invested $100.00 on July 13, 1999, the date following Oswego County Bancorp's initial public offering, to December 31, 2003, to the total return by an investor who invested $100.00 in each of the Russell 2000 Index and the Nasdaq Bank Index for the same period.

[GRAPHIC OMITTED]

                                           7/14/99      12/99       12/00       12/01      12/02       12/03
                                           -------      -----       -----       -----      -----       -----
BRIDGE STREET FINANCIAL, INC.               100.00       90.00      115.63      173.41     304.29      459.09
RUSSELL 2000                                100.00      110.02      106.70      109.35      86.95      128.04
NASDAQ BANK                                 100.00       94.28      107.70      116.60     119.36      153.56

SUMMARY COMPENSATION TABLE

         Summary Compensation Table. The following table sets forth the cash and certain other compensation paid by Oswego County National Bank for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002, and 2001 to Gregory J. Kreis as President and Chief Executive Officer, and Eugene R. Sunderhaft, Senior Vice President and Treasurer, of Bridge Street Financial and Oswego County National Bank. No other executive officer had an annual salary and bonus for fiscal 2003 in excess of $100,000. We refer to these individuals as "named executive officers" in this proxy statement. The named executive officers do not receive separate compensation for service as an officer of Bridge Street Financial.

                                                  Annual
                                              Compensation(1)       Long-Term Compensation
                                              ---------------       ----------------------
                                                                                   Securities
                                                                  Restricted       Underlying
          Name and            Fiscal                                 Stock        Options/SARs         All Other
     Principal Position        Year      Salary      Bonus(2)      Awards(3)       (in Shares)      Compensation(4)
     ------------------        ----      ------      --------      ---------       -----------      ---------------

Gregory J. Kreis               2003      $ 185,000   $  10,000      $188,838           37,768         $    20,146
  President and Chief          2002      $ 185,000   $  65,000             -                -         $    15,443
   Executive Officer           2001      $ 175,000   $  50,000             -                -         $    12,597

Eugene R. Sunderhaft,          2003      $ 100,000           -      $  5,580            2,500         $    10,737
  Senior Vice President        2002      $  85,000   $  12,456      $  4,956                -         $     8,505
   and Treasurer               2001      $  80,000   $  16,000      $  5,532                -         $     3,882


------------------
(1) Oswego County Savings Bank also provides Mr. Kreis with the use of an automobile, club membership dues and certain other personal benefits, the value of which is not shown on the table. The aggregate amount of other benefits to Mr. Kreis and Mr. Sunderhaft did not exceed the lesser of $50,000 or 10% of Mr. Kreis's salary and bonus.
(2) Reflects the bonuses received by Mr. Kreis and Mr. Sunderhaft in 2004 for performance in fiscal 2003, the bonuses received by Mr. Kreis and Mr. Sunderhaft in 2003 for performance in fiscal 2002, and the bonuses received by Mr. Kreis and Mr. Sunderhaft in 2002 for performance in fiscal 2001.
(3) Pursuant to the Restricted Stock Plan, Mr. Kreis and Mr. Sunderhaft were awarded 15,107 shares and 450 shares, respectively, of restricted stock, which vest in 20% increments on an annual basis. Awards to Mr. Kreis were as of July 24, 2003, and awards to Mr. Sunderhaft were as of March 15, 2003. Mr. Sunderhaft was awarded 461 shares of restricted stock on May 16, 2002, which vested on May 16, 2003, and 461 shares of restricted stock on May 17, 2001, which vested on May 17, 2002. Dividends attributable to such shares shall be paid to the award recipients on a current basis. At December 31, 2003, the aggregate fair market value of the restricted stock award to Mr. Kreis was $222,224 and to Mr. Sunderhaft was $20,197 based on a closing price of $14.71 per share.
(4) The column "All Other Compensation" reflects: (i) matching contributions to Mr. Kreis of $6,000, $5,500 and $5,250 and to Mr. Sunderhaft of $3,500, $2,975, and $534 made by the Bank under the 401(k) plan in 2003, 2002 and 2001, respectively; (ii) an allocation under the ESOP in 2003, 2002 and 2001 to Mr. Kreis having a value of $12,430, $8,023 and $5,356, respectively, and to Mr. Sunderhaft having a value of $6,207, $4,655, and $2,523, respectively; and (iii) life insurance premiums of $1,716, $1,920 and $1,991 on behalf of Mr. Kreis in 2003, 2002 and 2001, respectively, and of $1,030, $875 and $824 on behalf of Mr. Sunderhaft in 2003, 2002 and 2001, respectively.

EMPLOYMENT AGREEMENTS

         Bridge Street Financial and Oswego County National Bank are each parties to parallel employment agreements with Mr. Gregory J. Kreis to secure his services as President and Chief Executive Officer. The employment agreements have a fixed term of three years beginning as of the effective date of the conversion and reorganization and may be renewed annually after a review of the executive's performance. These agreements provide for a minimum annual salary of $185,000, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. The agreements also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination and also provide uninsured death and disability benefits.

         Bridge Street Financial and Oswego County National Bank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the executive will be owed severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received had the executive worked for the remaining unexpired term of the agreements. The same severance benefits would be payable if the executive resigns during the term following:

          o    a loss of title, office or membership on the board of directors;

          o    a material reduction in duties, functions or responsibilities;

          o involuntary relocation of the executive's principal place of employment to a location over 50 miles in distance from Oswego National Bank's principal office in Oswego, New York and over 50 miles from the executive's principal residence;

          o other material breach of contract by Bridge Street Financial or Oswego County National Bank which is not cured within 30 days; or

          o a reduction in base salary of more than 10% per year or certain other reductions in benefits.

         In the event of a termination of employment or resignation of the executive following a change of control (as defined in the employment agreements), the executive would be entitled to a severance payment equal to a lump sum payment equal to 2.99 times the executive's base amount as defined in
Section 280G of the Code.

         Each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and such payments will be deductible to Bridge Street Financial and Oswego County National Bank as compensation expense for federal income tax purposes.

CHANGE OF CONTROL AGREEMENTS

         Bridge Street Financial and Oswego County National Bank have jointly entered into one-year change of control agreements with Mary Lilly, Judith Percy, Eugene Sunderhaft and Ronald Tascarella. The term of these agreements is perpetual until Bridge Street Financial or Oswego County National Bank gives notice of non-extension, at which time the term is fixed for one year.

         Generally, Bridge Street Financial and Oswego County National Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Bridge Street Financial or Oswego County National Bank signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation that the officer would have received if he or she had continued working for one year with continued insurance coverage for one year. Bridge Street Financial and Oswego County National Bank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the board of directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 50 miles from Oswego County National Bank's principal office on the day before the change of control and over 50 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide uninsured death and disability benefits.

         Each change of control agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of
Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and such payments will be deductible to Bridge Street Financial and Oswego County National Bank as compensation expense for federal income tax purposes.

BENEFIT PLANS

         401(k) Plan. Oswego County National Bank has a tax-qualified savings plan with a salary deferral feature. Generally, a full-time employee who has attained the age of 21 and completed one year of employment is eligible to participate. A participant may make a deferral from 1% to 15% of his or her compensation up to $12,000 for 2003 for individuals under age 50 and $14,000 for 2003 for individuals who are at least 50, indexed annually. Oswego County National Bank makes matching contributions of 50% of each participant's annual deferrals up to a maximum of 3% of compensation.

         A participant is fully vested for his own deferrals, and vests over six years in any matching contributions, other permissible discretionary contributions, and reallocations of plan forfeitures. The plan allows a participant to direct the investment of his or her individual plan accounts among several investment options.

         The 401(k) Plan permits investments in a fund established to invest primarily in the common stock of Bridge Street Financial. The participant's common stock is held by the 401(k) Plan's trustee for the benefit of the individual participants who choose to direct their investments into the newly-created fund. Generally, a participant controls the exercise of the voting and tendering rights relating to the common stock held for his benefit.

         DEFINED BENEFIT PENSION PLAN. Oswego County National Bank maintains a non-contributory defined benefit pension plan covering substantially all of its full-time employees who have attained age 21 and completed one year of service. A participant is fully vested in the plan upon reaching five years of service after obtaining the age of 18.

         The normal retirement benefit is based upon a participant's highest three-year average annual base earnings during the participant's final ten years of service, subject to certain limitations required by the plan and the Internal Revenue Code. The annual benefit provided to a participant at normal retirement age (generally age 65) is determined as follows: 2% of the participant's average annual earnings multiplied by the participant's years of credited service (limited to 60% of the participant's average annual earnings). The plan also provides for early retirement benefits which are calculated in the same manner as normal retirement benefits. However, benefits are reduced when the participant chooses to begin the receipt of his benefits prior to normal retirement age.

         The following table indicates the annual employer-provided retirement benefits that would be payable under the pension plan upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $160,000 per year and annual compensation for benefit calculation purposes is limited to $200,000 per year for the 2003 calendar year.


                                                                Years of Service
                             ------------------------------------------------------------------------------------
Average Annual Compensation        10                15                20               25                30
---------------------------     --------          --------          --------         --------          --------

       $  100,000              $ 20,000          $ 30,000          $ 40,000         $ 50,000          $ 60,000

          125,000              $ 25,000          $ 37,500          $ 50,000         $ 62,500          $ 75,000

          150,000              $ 30,000          $ 45,000          $ 60,000         $ 75,000          $ 90,000

          170,000              $ 34,000          $ 51,000          $ 68,000         $ 85,000          $102,000

          200,000              $ 40,000          $ 60,000          $ 80,000         $100,000          $120,000

         The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount. As of December 31, 2003, Mr. Kreis and Mr. Sunderhaft had 7 years and 3 years, respectively, of credited service for purposes of the pension plan.

         SUPPLEMENTAL RETIREMENT PLAN. The President and Chief Executive Officer of Oswego County National Bank is covered by a supplemental retirement income agreement designed to provide the amount of retirement benefits which cannot be paid from the defined benefit pension plan by reason of certain Internal Revenue Code limitations on qualified plan benefits. In the event of termination of employment following a change in control, the agreement provides for annual payments of $152,033 over a period equal to the longer of 180 months or life.

         EMPLOYEE STOCK OWNERSHIP PLAN. Bridge Street Financial has established the Employee Stock Ownership Plan ("ESOP") for employees of Bridge Street Financial and Oswego County National Bank. Full-time employees of Bridge Street Financial or Oswego County National Bank who have been credited with at least 1,000 hours of service during a twelve-month period and have attained age 21 are eligible to participate in the ESOP.

         The ESOP has a loan outstanding with Bridge Street Financial, the proceeds of which have been used to purchase common stock. The loan amount equals 100% of the aggregate purchase price of the common stock acquired by the ESOP. The loan by the ESOP will be repaid principally from Bridge Street Financial's and Oswego County National Bank's contributions to the ESOP over a period of not less than 10 years. The collateral for the loan is the common stock purchased by the ESOP. Although it is anticipated that Oswego County National Bank will continue to make contributions to the ESOP, it is under no obligation to make those contributions. The interest rate for the ESOP loan is 8.50%. Bridge Street Financial may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of common stock. These purchases would be funded through additional borrowings by the ESOP or additional contributions from Bridge Street Financial. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible ESOP participants.

         Forfeitures are reallocated among remaining participating employees and may reduce any amount Bridge Street Financial might otherwise have contributed to the ESOP. Upon the completion of five years of service, the account balances of participants within the ESOP will become 100% vested. Credit is given for years of service with Oswego County National Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances. Benefits may be payable upon retirement or separation from service. Bridge Street Financial's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         Messrs. Kreis and Sunderhaft serve as trustees of the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares will be voted in the same ratio on any matter as those allocated shares for which instructions are given.

         The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the IRS and the Department of Labor thereunder.

         Stock Option Plan. Bridge Street Financial currently maintains two stock option plans. The first stock option plan was approved by the stockholders of Oswego County Bancorp at an Annual Meeting on April 20, 2000 and was assumed by Bridge Street Financial. The second stock option plan was approved by stockholders of Bridge Street Financial at a Special Meeting on June 20, 2003. The purpose of the stock option plans is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in Bridge Street Financial. The stock option plans are not subject to ERISA and are not tax-qualified plans. Bridge Street Financial has reserved an aggregate of 252,494 shares of common stock for issuance upon the exercise of stock options granted under the plans. All options vest following an option holder's death, disability or a change of control of Bridge Street Financial.

         We may amend or terminate the stock option plans, in whole or in part, at any time, subject to the requirements of all applicable laws and regulations.

         The following table summarizes the grants of options that were made to the named executive officer during fiscal 2003.


                                           OPTION/SAR GRANTS IN FISCAL YEAR 2003(1)
                                                      INDIVIDUAL GRANTS

                                SECURITIES
                                UNDERLYING       PERCENT OF
                                 OPTIONS/        OPTIONS/SARS      EXERCISE OR                   POTENTIAL REALIZABLE VALUE
                                   SARS          GRANTED TO        BASE PRICE                    AT ASSUMED ANNUAL RATES OF
                                 GRANTED        EMPLOYEES IN         ($ PER       EXPIRATION    STOCK PRICE APPRECIATION FOR
           NAME                    (#)          FISCAL YEAR (%)       SHARE)         DATE                OPTION TERM
----------------------------     -------        ---------------       ------      ----------    ----------------------------
                                                                                                    5% ($)         10% ($)
                                                                                                ------------    ------------
Gregory J. Kreis...........        37,768      75%                  $    12.50       7/24/13     $    296,901    $    752,406

Eugene R. Sunderhaft.......         2,500      5%                   $    12.50       7/24/13     $     19,653   $      49,804

-------------------------------------
(1) All options were granted on July 24, 2003 and vest in 20% annual increments with the first installment to vest on July 24, 2004.

         The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on December 31, 2003 which was $14.71 per share.

                                                     FISCAL YEAR-END OPTIONS/SAR VALUES
                             ------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-MONEY
                                                                 UNEXERCISED OPTIONS/SARS AT              OPTIONS/SARS AT
                            SHARES ACQUIRED   VALUE REALIZED           FISCAL YEAR-END                    FISCAL YEAR-END
                              ON EXERCISE      ON EXERCISE                   (#)                                ($)
           NAME                   (#)              ($)            EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE (1)
--------------------------- ---------------   --------------      -------------------------        -----------------------------
Gregory J. Kreis...........        -                -                   18,444/50,063                    $218,137/$228,880
Eugene R. Sunderhaft.......        -                -                    4,618/3,077                      $51,385/$34,238
-------------------

-------------------------------------
(1) The values shown reflect the difference between the exercise price of each option and the closing price per share of common stock on December 31, 2003 which was $14.71.

         RESTRICTED STOCK PLAN. Bridge Street Financial currently maintains two restricted stock plans ("RRP"). The first such plan was approved by the stockholders of Oswego County Bancorp at an Annual Meeting on April 20, 2000 and was assumed by Bridge Street Financial. The second restricted stock plan was approved by stockholders of Bridge Street Financial at a Special Meeting on June 20, 2003. Similar to the stock option plans, the RRP function as long-term incentive compensation programs for eligible officers, employees and outside directors of Bridge Street Financial and Oswego County National Bank. The members of the Board's Personnel and Compensation Committee who are disinterested directors ("RRP Committee") administer the RRP. Bridge Street Financial pays all costs and expenses of administering the RRP.

         The RRP are not subject to ERISA and are not tax-qualified plans. Bridge Street Financial has reserved an aggregate of 97,323 shares of common stock for issuance under the plans. All awards vest following an award recipient's death, disability or a change of control of Bridge Street Financial.

         We may amend or terminate the restricted stock plans, in whole or in part, at any time, subject to the requirements of all applicable laws and regulations.

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

         Federal tax laws may limit the federal income tax deduction for salaries paid or for other compensation paid for personal services actually rendered to $1 million each tax year for each executive officer named in the summary compensation table in Bridge Street Financial's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans or to compensation that is "qualified performance-based compensation" under applicable law. The Personnel and Compensation Committee takes this deduction limitation into account with other relevant factors in establishing compensation levels of executive officers and in setting the terms of compensation programs. Currently, none of our executive officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Bridge Street Financial and Oswego County National Bank will be reduced.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Oswego County National Bank makes loans to its officers and directors and to companies with which its officers and directors are affiliated. As of December 31, 2003, there were loans to two directors with a total balance of $1,119,679. The loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. All future loans to officers and directors will be made on the same terms and conditions as made to unaffiliated third parties. All related party transactions were approved by the audit committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bridge Street Financial's directors and executive officers, and persons who own more than 10% of Bridge Street Financial's common stock, to report to the Securities and Exchange Commission their initial ownership of Bridge Street Financial's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and Bridge Street Financial is required to disclose in this proxy statement any late filings or failures to file.

         Based solely on its review of the copies of such reports furnished to Bridge Street and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to Bridge Street Financial's executive officers and directors during fiscal 2003 were met.


       -----------------------------------------------------------------

                                   PROPOSAL 2

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS
       -----------------------------------------------------------------

         The Audit Committee has appointed KPMG LLP to act as the independent auditor for Bridge Street Financial for the fiscal year ending December 31, 2004, and we are asking shareholders to ratify the appointment.

         KPMG LLP served as independent public auditors for the purpose of auditing Bridge Street Financial's consolidated financial statements for the year ended December 31, 2003. Representatives of KPMG LLP are expected to be present at the annual meeting to answer questions concerning the financial statements and to make a statement at the meeting.

         A majority of the votes cast at the annual meeting is required for ratification.

================================================================================
The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent auditor for Bridge Street Financial.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         If you wish to submit proposals to be included in our proxy statement for the 2005 annual meeting of shareholders of Bridge Street Financial, we must receive them on or before November 20, 2004, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Bridge Street Financial to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                        By Order of the Board of Directors,



                                        /s/ Gregory J. Kreis
                                        -------------------------------------
                                        Gregory J. Kreis
                                        President and Chief Executive Officer

Oswego, New York
March 29, 2004

================================================================================
To assure that your shares are represented at the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.
================================================================================

BRIDGE STREET FINANCIAL, INC.                                    REVOCABLE PROXY



  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRIDGE STREET
       FINANCIAL, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               ON APRIL 21, 2004.

         The undersigned stockholder of Bridge Street Financial, Inc. hereby appoints Richard McKean and Lowell A. Seifter, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Bridge Street Financial, Inc. held of record by the undersigned on March 19, 2004, at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 4:00 p.m., Eastern Time, on April 21, 2004, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2004 Annual Meeting of Stockholders and Proxy Statement, dated March 29, 2004, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                 --------------------------------------------------
                 The Board of Directors unanimously recommends                     Please mark your vote as   /X/
                 a vote "FOR" all of the nominees named                            indicated in this
                 in Item 1 and a vote "FOR" the proposal in Item 2.
                 example.
                 --------------------------------------------------
                                                                                   I will attend the          / /
                                                                                   Annual Meeting.
1. Election of three Directors:                  FOR       WITHHOLD  2. Ratification of the appointment of
   NOMINEES: Bruce P. Frassinelli, Paul J.  All nominees   for all      KPMG LLP as independent auditors for  FOR   AGAINST  ABSTAIN
   Heins and Deborah F. Stanley for terms    (except as    nominees     the fiscal year ending December 31,   / /    / /       / /
   of three years each.                       otherwise                 2004.
                                             indicated)
                                                 / /         / /
   INSTRUCTION: TO WITHHOLD AUTHORITY to                             The undersigned hereby acknowledges receipt of the Notice of
   vote for any individual nominee, write                            the 2004 Annual Meeting of Stockholders and the Proxy
   that nominee's name in the space                                  Statement, dated March 29, 2004 for the 2004 Annual Meeting.
   provided:


                                                                     ---------------------------------------------------------------
                                                                     Signature(s)


                                                                     Dated:                              , 2004
-------------------------------------                                      ------------------------------

                                                                     Please sign exactly as your name
                                                                     appears on this proxy. Joint owners
                                                                     should each sign personally. If
                                                                     signing as attorney, executor,
                                                                     administrator, trustee or guardian,
                                                                     please include your full title.
                                                                     Corporate or partnership proxies
                                                                     should be signed by an authorized
                                                                     officer.
